UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

MANITEX INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)

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April 29, 2009

Dear Manitex Stockholder:

You are cordially invited to attend the 2009 annual meeting of stockholders of Manitex International, Inc. which will be held on Thursday, May 28, 2009 at 11:00 a.m. (Central Daylight Time) at 7402 W. 100th Place, Bridgeview, Illinois 60455 and thereafter as it may be adjourned from time to time.

At this year’s annual meeting, you will be asked to elect five directors; ratify the selection of UHY LLP as our independent auditors for fiscal 2009; approve the issuance of certain shares of common stock of the Company as partial payment of our Term Note, dated October 6, 2008; approve the second amendment and restatement of our 2004 Equity Incentive Plan and related performance goals and transact such other business as may properly come before the meeting or any adjournments thereof.

Details of the matters to be considered at the meeting are contained in the attached notice of annual meeting and proxy statement, which we urge you to consider carefully.

As a stockholder, your vote is important. Whether or not you plan to attend the meeting, please complete, date, sign and return your proxy card promptly in the enclosed envelope which requires no postage if mailed in the United States. Alternatively, you may vote through the Internet at www.voteproxy.com or by telephone at 1-800-PROXIES. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy card.

Thank you for your cooperation, continued support and interest in Manitex International, Inc.

Sincerely,

/s/ DAVID H. GRANSEE

David H. Gransee

Secretary

MANITEX INTERNATIONAL, INC.

7402 W. 100th Place

Bridgeview, Illinois 60455

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 28, 2009

11:00 a.m. (Central Daylight Time)

Notice is hereby given that the Annual Meeting of Stockholders of Manitex International, Inc. will be held at 7402 W. 100th Place, Bridgeview, Illinois 60455 on Thursday, May 28, 2009 at 11:00 a.m. (Central Daylight Time) to consider and vote upon:

1.	The election of five Directors to serve for a one year term expiring at the Annual Meeting of Stockholders to be held in 2010 or until their successors have been duly elected and qualified. The Proxy Statement which accompanies this notice includes the names of the nominees to be presented by the Board of Directors for election; and

2.	Ratification of UHY LLP as our independent registered public accountants; and

3.	To approve the issuance of certain shares of common stock of the Company as partial payment of our Term Note, dated October 6, 2008; and

4.	To approve the second amendment and restatement of our 2004 Equity Incentive Plan and related performance goals; and

5.	The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on April 15, 2009 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Annual Meeting. To assure that your shares will be represented at the Annual Meeting, please either (1) mark, sign, date and promptly return the accompanying Proxy in the enclosed envelope, (2) vote utilizing the automated telephone feature described in the Proxy, or (3) vote over the Internet pursuant to the instructions set forth on the Proxy. You may revoke your Proxy at any time before it is voted.

Stockholders are cordially invited to attend the meeting in person. Please indicate on the enclosed Proxy whether you plan to attend the meeting. Stockholders may vote in person if they attend the meeting even though they have executed and returned a Proxy. To obtain directions to be able to attend the meeting and vote in person, please contact David Gransee at the address set forth above.

By Order of the Board of Directors,

/s/ DAVID H. GRANSEE

David H. Gransee

Secretary

Dated: April 29, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 28, 2009.

The Company’s Proxy Statement for the 2009 Annual Meeting of Stockholders, the form of proxy card, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 are available at http://www.manitexinternational.com/proxymaterials.

MANITEX INTERNATIONAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

INTRODUCTION

This Proxy Statement is furnished by the Board of Directors of Manitex International, Inc., a Michigan corporation (the “Company”) in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders to be held on May 28, 2009 and at any adjournments thereof. The Annual Meeting has been called to consider and vote upon (1) the election of five Directors, (2) the ratification of UHY LLP as our independent public accountants, (3) approve the issuance of common stock to Terex Corporation, (4) approve the second amendment and restatement of the 2004 Equity Incentive Plan and related performance goals, and (5) such other business as may properly come before the Annual Meeting or any adjournment(s) thereof. This Proxy Statement and the accompanying Proxy are being sent to Stockholders on or about April 29, 2009.

Persons Making the Solicitation

The enclosed Proxy is solicited on behalf of our Board of Directors. The original solicitation will be by mail. Following the original solicitation, the Board of Directors expects that certain individual Stockholders will be further solicited through telephone or other oral communications from the Board of Directors. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors intends to solicit Proxies for shares which are held of record by brokers, dealers, banks or voting trustees, or their nominees, and may pay the reasonable expenses of such record holders for completing the mailing of solicitation materials to persons for whom they hold shares. All solicitation expenses will be borne by the Company.

Terms of the Proxy

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides boxes to be marked to indicate the manner in which the Stockholder’s shares are to be voted with respect to such matters. By appropriately marking the boxes, a Stockholder may specify whether the proxyholder shall vote for or against or shall be without authority to vote the shares represented by the Proxy. The Proxy also confers upon the proxyholder discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

If the Proxy is executed properly and is received by the proxy holder prior to the Annual Meeting, the shares represented by the Proxy will be voted. An abstention and a broker non-vote would be included in determining whether a quorum is present at the meeting, but would otherwise not affect the outcome of any vote. Where a Stockholder specifies a choice with respect to the matter to be acted upon, the shares will be voted in accordance with such specification. Any Proxy which is executed in such a manner as not to withhold authority to vote for the election of the specified nominees as Directors (see “Matters To Be Acted Upon—Item 1: Election of Directors”) shall be deemed to confer such authority. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to David H. Gransee, Secretary, 7402 W. 100th Place, Bridgeview, Illinois 60455, by attending the meeting and electing to vote in person, or by a duly executed Proxy bearing a later date.

VOTING RIGHTS AND REQUIREMENTS

Voting Securities

The securities entitled to vote at the Annual Meeting consist of all of our outstanding shares common stock, no par value per share (“Common Stock”). The close of business on April 15, 2009 has been fixed by our Board of Directors as the record date. Only Stockholders of record as of the record date may vote at the Annual Meeting. As of April 15, 2009 there were approximately 10,836,132 outstanding shares of Common Stock entitled to vote at the Annual Meeting.

Quorum

The presence at the Annual Meeting of the holders of record of a number of shares of Common Stock and Proxies representing the right to vote shares of the Common Stock in excess of one-half of the number of shares of the Common Stock outstanding and entitled to vote as of the record date will constitute a quorum for transacting business.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, as of April 15, 2009, with respect to the beneficial ownership of the Common Stock by: (i) each person known by us to own more than 5% of the Common Stock; (ii) each director and nominee for director; (iii) each officer named in the Summary Compensation Table; and (iv) all of our executive officers and directors as a group. Except as otherwise indicated, each Stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by such person.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned (2)	Percentage of Common Stock Beneficially Owned (2)
5% Stockholders

Ironwood Management LLC (3)	1,601,620	14.8%
The Pinnacle Fund, L.P. (4)	1,340,475	12.4%
Stephens Investment Management, LLC (5)	910,000	8.4%

Named Executive Officers and Directors

David J. Langevin	811,185	7.5%
Andrew M. Rooke	21,955	*
David H. Gransee	21,466	*
Robert S. Gigliotti	15,460	*
Terrence P. McKenna	10,202	*
Marvin B. Rosenberg	8,960	*
Stephen J. Tober	6,805	*
All Directors and Officers as a Group (7 persons)	896,033	8.3%

*	Less than 1%

(1)	Unless noted otherwise, the business address of each beneficial owner is 7402 West 100th Place, Bridgeview, Illinois 60455.

(2)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and generally includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, each share of Common Stock subject to options held by that person that will become exercisable within sixty (60) days of the date hereof is deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(3)	Based solely on a Schedule 13G filed on February 2, 2009 with the SEC. The business address of Ironwood Management LLC is 21 Custom House Street, Suite 240, Boston, Massachusetts 02110.

(4)

Based solely on a Schedule 13G filed on September 12, 2007 with the SEC. The Pinnacle Fund, L.P. is the beneficial owner of and has sole voting and dispositive power over 1,340,475 shares of Company common stock. This figure does not include 198,000 shares of Company common stock issuable upon the exercise of warrants held by The Pinnacle Fund, L.P. Such warrants are subject to exercise limitations that preclude the holder thereof from utilizing its exercise rights to the extent that it would beneficially own (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934) in excess of 9.99% of the Company common stock, giving effect to such exercise. Pinnacle Advisers, L.P. is the general partner of The Pinnacle Fund, L.P. Pinnacle Fund Management, LLC is the general partner of Pinnacle Advisers, L.P. Barry M. Kitt is the sole member of management. As such, Mr. Kitt may be deemed to be the beneficial owner of the shares of Common Stock beneficially owned by The Pinnacle Fund, L.P. Mr. Kitt has expressly disclaimed beneficial ownership of all Common Stock beneficially owned by The Pinnacle Fund, L.P. The business address of The Pinnacle Fund, L.P. is 4965 Preston Park Blvd., Suite 240, Plano, Texas 75093.

(5)	Based solely on a Schedule 13G filed on February 3, 2009 with the SEC. The Common Stock is owned by Orphan Fund L.P. Stephens Investment Management, LLC (“SIM”), as Orphan’s general partner, and Paul Stephens, Brad Stephens and Bart Stephens, as managing members and owners of SIM, may be deemed to beneficially own the Common Stock owned by Orphan, insofar as they may be deemed to have the power to direct the voting or disposition of those Securities. The business address of SIM is One Ferry Building, Suite 255, San Francisco, California 94111.

SIM, Paul Stephens, Brad Stephens and Bart Stephens have expressly disclaims beneficial ownership as to the Common Stock, except to the extent of his or its pecuniary interests in Orphan Fund L.P.

Equity Compensation Plan Information

A maximum of 350,000 shares of Common Stock are authorized for issuance under our Amended and Restated 2004 Equity Incentive Plan and 155,217 shares remain available for future issuance.

MATTERS TO BE ACTED UPON

ITEM 1:	ELECTION OF DIRECTORS

Directors

The nominees for the Board of Directors are set forth below. Our bylaws provide for the annual election of Directors and provide the Board the power to set the number of Directors at no less than one (1) and no more than six (6). The size of our Board is currently set at five (5) Directors and each will be filled by election at the Annual Meeting to be held on May 28, 2009.

Five (5) persons have been nominated by the Board of Directors to serve as Directors until the 2009 Annual Meeting of Stockholders. The Board of Directors recommends that each nominee, Robert S. Gigliotti, David J. Langevin, Terrence P. McKenna, Marvin B. Rosenberg and Stephen J. Tober, be elected to serve until the 2010 Annual Meeting of Stockholders. Information on the background and qualification of the nominees is set forth on the following page.

The Board knows of no reason why any nominee for Director would be unable to serve as a Director. In the event that any of them should become unavailable prior to the Annual Meeting, the Proxies will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of Directors may be reduced accordingly. In no event will the Proxies be voted for more than five (5) persons.

Vote Required

The favorable vote of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting is required for the election of each nominee for Director. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF THE NOMINEES LISTED BELOW.

NOMINEES FOR DIRECTORS

Nominees to Serve Until the 2010 Annual Meeting

Name	Age	Director Since	Positions Held
Robert S. Gigliotti	60	2004	Director
David J. Langevin	58	2006	Director, Chairman and Chief Executive Officer
Terrence P. McKenna	58	2007	Director
Marvin B. Rosenberg	68	2006	Director
Stephen J. Tober	44	2007	Director

Robert S. Gigliotti, Age 60, joined our Board of Directors in 2004. Mr. Gigliotti is a tax and business development partner with the Rehmann Group, an accounting and business consulting firm. Prior to its merger with the Rehmann Group, Mr. Gigliotti was Managing Partner for the firm of Perrin Fordree & Company, P.C. in Troy, Michigan. Mr. Gigliotti was granted his Certified Public Accountant’s license in 1972 and joined the firm of Perrin, Fordree & Company, P.C. in 1976 after six years in the tax department of the Detroit office of Arthur Andersen & Company. His specialties include estate and financial planning, franchising and corporate taxation. Mr. Gigliotti has a Bachelor Degree in Business from Alma College. He has been a Visiting Professor in Taxation at Alma College and was on the Board of Trustees of that institution for thirteen years. He is a member of the American Institute of Certified Public Accountants and is on the Board of Directors of the Michigan Association of Certified Public Accountants.

David J. Langevin, Age 58, has been the Chairman of the Board of Directors and our Chief Executive Officer since July 2006. Mr. Langevin was the Chairman and Chief Executive Officer of Manitex, Inc., a leading provider of engineered lift solutions, from 2003 until joining the Company. Mr. Langevin has a Bachelor of Science from Illinois State University and a Master of Business Administration from DePaul University.

Terrence P. McKenna, Age 58, joined our Board of Directors in 2007. Since 2001, Mr. McKenna has been a Principal and Partner of Innovative Management, LLC, a business consulting services company and MXC, LLC, a land development company. From 1989 to 2000, Mr. McKenna was the President and Chief Executive Officer of Environmental Systems Products, Inc., a provider of emissions equipment and services based in East Granby, Connecticut. Mr. McKenna has a Bachelor Degree in Business Administration from Nichols College.

Marvin B. Rosenberg, Age 68, joined our Board of Directors in 2006. Mr. Rosenberg was previously Senior Vice President, General Counsel and a Director of Terex Corporation, a publicly-traded company principally engaged in the manufacture and sale of heavy equipment. Mr. Rosenberg retired from Terex Corporation in 1997 as an employee and retired from its Board of Directors in 2002. He was also a Director of Fruehauf Trailer Corporation from 1992 to 1996. Mr. Rosenberg holds a Bachelor of Science from the State University of New York at Stony Brook and a Juris Doctor from New York University School of Law.

Stephen J. Tober, Age 44, joined our Board of Directors in 2007. Since October 2008, Mr. Tober has been Chief Operating Officer of American InterContinental University, a Career Education Corporation school. From April 2007 until September 2008, Mr. Tober served as the Managing Director and head of the Corporate and Business Services Group of ThinkEquity Partners, LLC, a boutique institutional investment firm. From September 2004 to March 2007, he was the Co-Chairman and President of Top Driver Acquisition, LLC. Mr. Tober was the President of Woodstone Consulting from September 2003 to August 2004. Mr. Tober has a Bachelor of Arts from Amherst College and a Juris Doctor from the University of Virginia School of Law.

Executive Officers of the Company who are not also Directors

Andrew M. Rooke, Age 51, has served as our President and Chief Operating Officer since March 2007. He joined the Company in January 2007 as President and Chief Operating Officer of the Testing and Assembly segment. From 2002 through June 2006, he was the Chief Financial Officer and Vice President of Finance for

GKN Sinter Metals, Inc., and prior to that he was Director and Controller of GKN Off-Highway and Auto Components Division. Mr. Rooke holds a Bachelor of Arts in economics from York University in the United Kingdom, is qualified as a Chartered Accountant and is a member of the Institute of Chartered Accountants in England and Wales.

David H. Gransee, Age 57, has served as our Vice President and Chief Financial Officer since 2006. Prior to joining the Company, Mr. Gransee had been the Controller and Assistant Secretary of Eon Labs, Inc., a publicly-traded pharmaceutical company with revenue in excess of $400 million, since its inception in 1992. Mr. Gransee received his Bachelor of Science degree in Accounting from DePaul University.

Board of Directors Meetings and Committees

The Board of Directors manages and directs the management of the business of the Company. During the fiscal year ended December 31, 2008, there were six meetings of the Board of Directors. Two of our Directors each missed one Board meeting. The remaining four Directors attended one hundred percent of the Board meetings. Five of our Directors participated in 100% of the Committee meetings on which they serve. A single Director was unable to participate in one Audit Committee meeting but participated in all other Committee meetings on which he served.

The Board has established three (3) standing committees, the principal functions of which are briefly described below. The charters of the Compensation, Audit, and Directors and Board Governance committees are posted in the “Investor Relations” section of our website, www.manitexinternational.com, and paper copies will be provided upon request to the office of the Secretary, MANITEX INTERNATIONAL, INC., 7402 W. 100th Place, Bridgeview, Illinois 60455.

Compensation Committee

The Compensation Committee reviews and makes recommendations regarding the compensation of the Company’s executive officers and certain other management staff.

The current members of the Compensation Committee are Robert S. Gigliotti (Chairman), Terrence P. McKenna, Marvin B. Rosenberg and Stephen J. Tober. The members of the Compensation Committee are “independent directors” as that term is defined in NASDAQ Rule 4200(a)(15). The Compensation Committee met three times during the year ended December 31, 2008.

Audit Committee

The Audit Committee assists the Board in monitoring (1) the integrity of our financial statements; (2) the independent auditor’s qualifications and independence; (3) the performance of our internal control function and independent auditors and (4) our compliance with legal and regulatory requirements.

The current members of the Audit Committee are Robert S. Gigliotti, Terrence P. McKenna (Chairman) and Stephen J. Tober. The members of the Audit Committee are “independent directors” as that term is defined in NASDAQ Rule 4200(a)(15) and Rule 10A-3 as promulgated under the Securities Exchange Act of 1934. The Board of Directors has determined that Mr. Gigliotti is an “audit committee financial expert” as defined by Item 407(d)(5)(ii) of Regulation S-K. The Audit Committee met six times during the year ended December 31, 2008. Stephen R. Light was a member of the Audit Committee until his resignation on May 15, 2008

Committee on Directors and Board Governance

The Committee on Directors and Board Governance reviews the performance of our Directors, makes recommendations for new Directors, and evaluates and makes recommendations regarding our governance practices. The Committee on Directors and Board Governance will consider nominees recommended by Stockholders provided such recommendations are made in accordance with the procedures described in this Proxy Statement under “Stockholders Proposals.”

The current members of the Committee on Directors and Board Governance are Robert S. Gigliotti, Terrence P. McKenna and Marvin B. Rosenberg (Chairman). The members of the Committee on Directors and Board Governance considered certain matters, including the Company’s shareholders rights plan, with the entire Board, but did not meet as a separate committee during the year ended December 31, 2008. Stephen R. Light was a member of the Committee on Directors and Board Governance until his resignation on May 15, 2008.

EXECUTIVE COMPENSATION

The following table sets forth the total compensation earned by the named executive officers in fiscal years 2006, 2007 and 2008.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)			Non-Equity Incentive Plan Compensation ($)			Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(7)			Total ($)
David J. Langevin Chairman and Chief Executive Officer	2008 2007 2006	$ $ $	350,000 325,006 160,101	$	— — 125,000	$ $	18,000 10,060 —	(1) (2)	$ $	87,000 276,750 —	(3) (6)	— — —	$ $ $	48,100 41,759 12,185	(8) (8) (9)	$ $ $	503,100 653,075 297,286

Andrew M. Rooke President and Chief Operating Officer	2008 2007 2006	$ $	275,000 250,320 —		— — —	$ $	18,000 8,048 —	(1) (2)	$ $	64,500 212,500 —	(4) (6)	— — —	$ $	30,500 21,096 —	(10) (11)	$ $	388,000 491,964 —

David H. Gransee Vice President and Chief Financial Officer	2008 2007 2006	$ $ $	200,000 185,000 45,000	$	— — 35,000	$ $	18,000 6,036 —	(1) (2)	$ $	42,000 157,250 —	(5) (6)	— — —	$ $ $	29,500 16,012 2,250	(10) (10)	$ $ $	289,500 364,298 82,250

(1)	Reflects the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2008, in accordance with FAS 123(R) of awards pursuant to the Amended and Restated 2004 Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 3 to the Company’s audited financial statements for the fiscal year ended December 31, 2008, located in the Company’s Annual Report on Form 10-K filed with the SEC on March 25, 2009.

(2)	Reflects the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2007, in accordance with FAS 123(R) of awards pursuant to the Amended and Restated 2004 Equity Incentive Plan. Assumptions used in the calculation of these amounts are included in footnote 3 to the Company’s audited financial statements for the fiscal year ended December 31, 2007, located in the Company’s Annual Report on Form 10-K filed with the SEC on March 27, 2008.

(3)	David Langevin, in accordance with the 2008 Bonus Plan, earned a bonus of 30% or $105,000. The Compensation Committee decided it was in the best interest of the Company and the Company’s shareholders to issue Mr. Langevin 20,000 restricted stock units and stipulated that Mr. Langevin’s cash bonus be reduced by the value of the restricted stock unit granted. The 20,000 restricted stock units had a value of $18,000 base on closing stock price of $0.90 per Common Share on December 18, 2008, the grant date. The restricted stock units vested on January 2, 2009 following a final determination that certain performance objectives had been met.

On January 2, 2009, a cash payment of $11,190.83, representing a partial payment of Mr. Langevin’s 2008 bonus, was made to satisfy Mr. Langevin’s withholding tax obligation on the restricted stock units that vested on January 2, 2009 and the cash bonus paid on that date. Payment of the remaining $75,809.17 cash bonus was postponed indefinitely based upon the recommendation of the Company’s executive officers.

(4)	Andrew Rooke, in accordance with the 2008 Bonus Plan, earned a bonus of 30% or $82,500. The Compensation Committee decided it was in the best interest of the Company and the Company’s shareholders to issue Mr. Rooke 20,000 restricted stock units and stipulated that Mr. Rooke’s cash bonus be reduced by the value of the restricted stock unit granted. The 20,000 restricted stock units had a value of $18,000 base on closing stock price of $0.90 per Common Share on December 18, 2008, the grant date. The restricted stock units vested on January 2, 2009 following a final determination that certain performance objectives had been met.

On January 2, 2009, a cash payment of $11,190.83, representing a partial payment of Mr. Rooke’s 2008 bonus, was made to satisfy Mr. Rooke’s withholding tax obligation on the restricted stock units that vested on January 2, 2009 and the cash bonus paid on that date. Payment of the remaining $53,309.17 cash bonus was postponed indefinitely based upon the recommendation of the Company’s executive officers.

(5)

David Gransee, in accordance with the 2008 Bonus Plan, earned a bonus of 30% or $60,000. The Compensation Committee decided it was in the best interest of the Company and the Company’s shareholders to issue Mr. Gransee 20,000 restricted stock units and stipulated that Mr. Gransee’s cash bonus be reduced by the value of the restricted stock unit granted. The 20,000 restricted stock units had a value of $18,000 base on closing stock price of $0.90 per Common Share on December 18, 2008, the grant date. The restricted stock units vested on January 2, 2009 following a final determination that certain performance objectives had been met.

On January 2, 2009, a cash payment of $11,190.83, representing a partial payment of Mr. Gransee’s 2008 bonus, was made to satisfy Mr. Gransee’s withholding tax obligation on the restricted stock units that vested on January 2, 2009 and the cash bonus paid on that date. Payment of the remaining $30,809.17 cash bonus was postponed indefinitely based upon the recommendation of the Company’s executive officers.

(6)	The amounts in this column reflect cash awards earned by the named individuals in connection with our 2007 Bonus Plan.

(7)	The amount attributable to each perquisite or personal benefit for each named executive officer does not exceed the greater of $25,000 or 10% of the total amount of perquisites received by such named officer.

(8)	Represents car allowance, private club dues and 401(k) contribution match.

(9)	Represents car allowance and private club dues.

(10)	Represents car allowance and 401(k) contribution match.

(11)	Represents car allowance, 401(k) contribution match and certain transportation and living expenses.

TEMPORARY SALARY REDUCTIONS

Beginning September 2008, the United States and world financial markets came under unprecedented stress. The immediate impact was a dramatic decrease in liquidity and credit availability throughout the world. An incredibly rapid and significant deterioration in economic conditions, especially in the United States and Europe, followed. These events had an immediate and significant adverse impact on the Company, including a very dramatic curtailment of new orders, request to delay deliveries and, in some cases to cancel existing orders. See the Management’s Discussion and Analysis section in the Company’ December 31, 2008 Annual Report on Form 10-K filed with Security and Exchange Commission for additional details.

Since the end of the third quarter 2008, the Company has implemented across the board cost reductions. As part of the ongoing cost reduction program, Mr. Langevin, Mr. Rooke and Mr. Gransee voluntarily reduced their base salary on a temporary basis. On February 1, 2009, Mr. Langevin, Mr. Rooke and Mr. Gransee’s base salaries were decreased by 20%, 10% and 10%, respectively. On March 16, 2009, the Executive Officers voluntarily reduced their base salaries by another 10%. Mr. Langevin, Mr. Rooke and Mr. Gransee’s temporarily reduced base annual salaries are $252,000, $222,750 and $162,000, respectively.

Grants of Plan-Based Awards

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(1)	All Other Option Awards: Number of Securities Underlying Options (#)	Full Grant Date Fair Value(2)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
David Langevin	12/18/2008	—	—	—	—	—	—	20,000	—	$18,000
	11/12/2007	—	—	—	—	—	—	10,500	—	$66,150
Andrew Rooke	12/18/2008	—	—	—	—	—	—	20,000	—	$18,000
	11/12/2007	—	—	—	—	—	—	8,400	—	$52,920
David Gransee	12/18/2008	—	—	—	—	—	—	20,000	—	$18,000
	11/12/2007	—	—	—	—	—	—	6,300	—	$39,690

(1)	The restricted shares units granted on December 18, 2008 will vest on January 2, 2009. The restricted stock units granted on November 12, 2007 will vest as follows: 33% on October 1, 2008, 33% on October 1, 2009 and 34% on October 1, 2010.

(2)	This column shows the full grant date fair value of the restricted stock units under FAS 123(R), using the share closing price of the Company’s common stock of $0.90 for December 18, 2008 and $6.30 for November 12, 2007, the respective dates of grant.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
David Langevin	—	—	—	—	—	—	—	27,035	$27,576
Andrew Rooke	—	—	—	—	—	—	—	25,628	$26,141
David Gransee	—	—	—	—	—	—	—	24,221	$27,705

(1)	Market value is determined based on the closing price of $1.02 per share of the Company’s common stock on December 31, 2008.

Option Exercises and Stock Vested Option Exercises and Stock Vested in Fiscal Year 2008

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
David J. Langevin	—	—	3,465	$11,608
Andrew M. Rooke	—	—	2,772	$9,286
David H. Gransee	—	—	2,079	$6,965

(1)	Determined based on the closing price of $3.35 per share of the Company’s stock on October 1, 2008.

Pension Benefits

None of our named executive officers had accumulated benefits under a Company-defined benefit plan during fiscal year 2008.

Nonqualified Deferred Compensation

The Company did not have any deferred compensation plans for named executive officers in fiscal year 2008.

Employment Agreements

David J. Langevin

We entered into an employment agreement with Mr. Langevin which automatically renews for successive one year periods unless a non-renewal notice is given by either party. Mr. Langevin’s employment agreement entitles him to an annual base salary of $300,000 as well as insurance and retirement benefits as are generally available to our employees. Effective as of July 1, 2007, Mr. Langevin’s annual base salary increased to $350,000. In accordance with his employment agreement, Mr. Langevin is also provided with a $1,500 per month car allowance and reimbursement for the dues of a private club membership. Please see “Potential Payments upon Termination or Change of Control” for a description of payments due Mr. Langevin upon the termination of his employment.

If Mr. Langevin is terminated without Just Cause or for Good Reason (as such terms are defined in his employment agreement) then he will be subject to a non-competition covenant for so long as we are making post-employment payments to him in accordance with his employment agreement. In all other cases, Mr. Langevin is subject to a non-competition covenant for one year following termination of his employment. In addition, he is obligated to maintain the confidentiality of our proprietary information and trade secrets for a period of two years following the termination of his employment.

A special committee of independent members of the Board of Directors approved Mr. Langevin’s employment agreement in connection with our acquisition of all of the outstanding membership interests of Quantum Value Management, LLC.

Andrew M. Rooke

We entered into an employment agreement with Mr. Rooke which automatically renews for successive one year periods unless a non-renewal notice is delivered by either party. Mr. Rooke’s employment agreement entitles him to an annual base salary of $250,000 and insurance and retirement benefits as are generally available to our employees. Effective as of January 1, 2008, Mr. Rooke’s annual base salary increased to $275,000. In accordance with his employment agreement, Mr. Rooke is also provided with a $1,000 per month car allowance and allowed reimbursement for the dues of a private club membership. Please see “Potential Payments upon Termination or Change of Control” for a description of payments due Mr. Rooke upon the termination of his employment.

If Mr. Rooke is terminated without Just Cause or for Good Reason (as such terms are defined in his employment agreement) then he will be subject to a non-competition covenant for so long as we are making post-employment payments to him in accordance with his employment agreement. In all other cases, Mr. Rooke is subject to a non-competition covenant for two years following termination of his employment. Mr. Rooke is also obligated to maintain the confidentiality of our proprietary information and trade secrets for a period of two years following termination of his employment.

David H. Gransee

We entered into an employment agreement with Mr. Gransee which automatically renews for successive one year periods unless a non-renewal notice is delivered by either party. Mr. Gransee’s employment agreement entitles him to an annual base salary of $180,000 and insurance and retirement benefits as are generally available to our employees. Effective as of October 1, 2007, Mr. Gransee’s annual base salary increased to $200,000. In accordance with his employment agreement, Mr. Gransee is also provided with a $750 per month car allowance. Please see “Potential Payments upon Termination or Change of Control” for a description of payments due Mr. Gransee upon the termination of his employment.

If Mr. Gransee is terminated without Just Cause or for Good Reason (as such terms are defined in his employment agreement) then he will be subject to a non-competition covenant for so long as we are making post-employment payments to him in accordance with his employment agreement. In all other cases, Mr. Gransee is subject to a non-competition covenant for one year following termination of his employment. Mr. Gransee is also obligated to maintain the confidentiality of our proprietary information and trade secrets for a period of two years following termination of his employment.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The amount of compensation payable to our named executive officers upon voluntary termination, involuntary termination without Just Cause (as that term is defined in such executive’s employment agreement), Just Cause termination, termination following a change of control and in the event of permanent disability of the executive is described below.

The following assumptions were made in estimating the payments set forth below: (1) termination payment of accrued unpaid base salary is calculated assuming a full pay period (this payment may be less, depending upon where the termination date falls within the pay period); (2) the value of post-termination health, dental and life insurance is estimated to be $1,200 per month; and (3) accrued and unused vacation is assumed to be the annual maximum of four weeks.

David J. Langevin

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Termination without Just Cause	Just Cause Termination	Change of Control	Permanent Disability
Compensation:
Continuation of Base Salary	—	$350,000	—	$175,000	$350,000
Termination Payment of Accrued Unpaid Base Salary	$14,583	$14,583	$14,583	$14,583	$14,583
Benefits:
Post-termination Health, Dental & Life Insurance	—	$14,400	—	$7,200	$14,400
Private club dues reimbursement	—	$12,000	—	$6,000	$12,000
Termination Payment of Accrued Unpaid Car Allowance	$1,500	$1,500	$1,500	$1,500	$1,500
Accrued Unused Vacation	$29,166	$29,166	$29,166	$29,166	$29,166

Total:	$45,249	$421,649	$45,249	$233,449	$421,649

Andrew M. Rooke

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Termination without Just Cause	Just Cause Termination	Change of Control	Permanent Disability*
Compensation:
Continuation of Base Salary	—	$275,000	—	$550,000	$275,000
Termination Payment of Accrued Unpaid Base Salary	$11,458	$11,458	$11,458	$11,458	$11,458
Benefits:
Post-termination Health, Dental & Life Insurance	—	$14,400	—	$28,800	$14,400
Private club dues reimbursement	—	$12,000	—	$24,000	$12,000
Termination Payment of Accrued Unpaid Car Allowance	$1,000	$1,000	$1,000	$1,000	$1,000
Accrued Unused Vacation	$22,916	$22,916	$22,916	$22,916	$22,916

Total:	$35,374	$336,774	$35,374	$638,234	$336,774

David H. Gransee

Executive Benefits and Payments Upon Termination	Voluntary Termination	Involuntary Termination without Just Cause	Just Cause Termination	Change of Control	Permanent Disability
Compensation:
Continuation of Base Salary	—	$200,000	—	$200,000	$200,000
Termination Payment of Accrued Unpaid Base Salary	$8,333	$8,333	$8,333	$8,333	$8,333
Benefits:
Post-termination Health, Dental & Life Insurance	—	$14,400	—	$14,400	$14,400
Termination Payment of Accrued Unpaid Car Allowance	$750	$750	$750	$750	$750
Accrued Unused Vacation	$16,667	$16,667	$16,667	$16,667	$16,667

Total:	$25,750	$240,150	$25,750	$240,150	$240,150

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than 10% beneficial owners are also required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

Based solely upon a review of the copies of such forms furnished to us or written representations that no Form 5 filings were required, we believe that during the period from January 1, 2008 through December 31, 2008, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

Code of Ethics

We have adopted a code of ethics that applies to all of our employees, executive officers and Directors including our principal executive officer and principal financial officer. The code of ethics includes provisions covering compliance with laws and regulations, insider trading practices, conflicts of interest, confidentiality, protection and proper use of our assets, accounting and record keeping, fair competition and fair dealing and reporting of illegal or unethical behavior. The code of ethics is posted on our website at www.manitexinternational.com. Waiver of any provision of the code of ethics granted to an executive officer or Director may only be made by our Board of Directors and will be promptly disclosed on our website.

Transactions with Related Persons

Discussed below are certain direct and indirect relationships and transactions involving the Company and any director, executive officer, director nominee, beneficial owner of more than five percent of our Common Stock and any member of the immediate family of the foregoing. We believe that the terms of the following transactions are comparable to terms that would have been reached by unrelated parties in arms-length transactions.

GT Distribution, Inc.

We purchase and sell parts to GT Distribution, Inc. (“GT Distribution”) through our Manitex and Manitex Liftking subsidiaries. GT Distribution, prior to October 6, 2008, had three operating subsidiaries: Crane & Machinery, Inc., Schaeff Lift Truck, Inc and BGI USA, Inc. (“BGI”). BGI is a distributor of assembly parts used to manufacture various lifting equipment. Crane & Machinery, Inc. distributes Terex and Manitex cranes, and services and sells replacement parts for most brands of light duty and rough terrain cranes. Schaeff Lift Truck, Inc. manufactures electric forklifts. Schaeff Lift Truck, Inc has a 100% owned subsidiary domiciled in Bulgaria, SL Industries, Ltd.

On October 6, 2008, the Company completed the acquisition of substantially all of the domestic assets of Schaeff Lift Truck Inc. (“Schaeff”) and Crane & Machinery, Inc. (“Crane,” together with Schaeff, the “Sellers”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) with the Sellers and their parent company, GT Distribution, LLC (“GT”). Mantitex International, Inc. did not acquire Schaeff Lift Truck, Inc’s Bulgarian subsidiary, SL Industries. The aggregate consideration paid in connection with this acquisition was $3,684,000 consisting of (i) 269,378 shares of the Company common stock valued at $867,000 (ii) a promissory note for $2,000,000 (iii) and payment of $751,000 to pay off Crane’s line of credit.

GT Distribution was owned in part by David J. Langevin, our Chairman and Chief Executive Officer. Due to the related-party aspects of this transaction, the Purchase Agreement and the transactions contemplated thereby were approved by a committee of the Company’s independent Directors (the “Special Committee”) and the Audit Committee of the Company’s Board of Directors. The Special Committee also received a fairness opinion from an independent financial advisory firm that the consideration to be paid by the Company pursuant to the Purchase Agreement to acquire the Sellers’ assets and liabilities, including the shares of the Company’s common stock issued pursuant to the Restructuring Agreement is fair from a financial point of view.

In January 2009, Mr. Langevin assigned his ownership interest in GT Distribution to Bob Litchev, a Senior Vice President of Manitex International, Inc. As a result, Mr. Langevin no long has an ownership interest in GT Distribution.

As of December 31, 2008, we had a $175,000 accounts payable to GT Distribution.

Other

On May 2, 2008, the Company entered into an Exchange Agreement (the “Exchange Agreement”) with Michael Azar, David Langevin, our Chairman and Chief Executive Officer, Robert Skandalaris, Lubomir Litchev, Patrick Flynn, and Michael Hull (the “Holders”), and Michael Azar, as the “Holders’ Representative.” of a Non-Negotiable Subordinated Promissory Note in the amount of $1,072,000. Under the agreement the Company issued 211,074 shares of common stock and the note was cancelled. The terms of the Exchange Agreement also provide the Holders with “piggy-back” registration rights for the shares issued to them pursuant to the Exchange Agreement.

Due to the related-party aspect of this transaction, the Exchange Agreement and the transactions contemplated by the Exchange Agreement were approved by the Audit Committee of the Company’s Board of Directors.

Approval Process

Transactions involving related persons are approved, or ratified if pre-approval is not feasible, by our Audit Committee, which approves or ratifies the transaction only if our Audit Committee determines that it is in the best interests of our stockholders. In considering the transaction, our Audit Committee considers all relevant factors, including, as applicable (i) the business rationale for entering into the transaction; (ii) available alternatives to the transaction; (iii) whether the transaction is on terms no less favorable than terms generally available to an unrelated third party under the same or similar circumstances; (iv) the potential for the transaction to lead to an actual or apparent conflict of interest and any safeguards imposed to prevent such actual or apparent conflicts; and (v) the overall fairness of the transaction. Our Audit Committee also periodically monitors ongoing transactions involving related persons to ensure that there are no changed circumstances that would render it advisable to amend or terminate the transaction.

DIRECTOR COMPENSATION

Directors who are employees of the Company receive no compensation, as such, for their service as members of the Board. In calendar year 2009, pursuant to the Non-Employee Director Plan, Directors who are not employees of the Company will receive $6,250 per fiscal quarter. All Directors are reimbursed for expenses incurred in connection with attendance at meetings. In addition, non-employee Directors are eligible to participate in the Company’s Amended and Restated 2004 Equity Incentive Plan.

The following table sets forth information regarding the compensation received by each of our non-employee Directors during the year ended December 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Robert S. Gigliotti	$25,000	$4,500	—	—	—	—		$29,500
Stephen R. Light (1)	$12,500	$5,914	—	—	—	—		$18,414
Terrence P. McKenna	$25,000	$4,500	—	—	—	—		$29,500
Marvin B. Rosenberg	$25,000	$4,500	—	—	—	$36,000	(2)	$65,500
Stephen J. Tober	$25,000	$5,540	—	—	—	—		$31,040

(1)	Mr. Light resigned from the Board on May 15, 2008.

(2)	Compensation for consulting services to the Company provided by Mr. Rosenberg.

THE COMMITTEE ON DIRECTORS AND BOARD GOVERNANCE

The Committee on Directors and Board Governance is currently composed of Robert S. Gigliotti, Terrence P. McKenna and Marvin B. Rosenberg.

The principal functions of the Committee on Directors and Board Governance are to:

•	consider and recommend to the Board qualified candidates for election as directors of the Company;

•	periodically prepare and submit to the Board for adoption the Committee’s selection criteria for directors nominees;

•	recommend to the Board and management a process for new Board member orientation;

•	consider matters of corporate governance and Board practices and recommend improvements to the Board;

•	review periodically our articles of incorporation and bylaws in light of statutory changes and current best practices;

•	review periodically the charter, responsibilities, membership and chairmanship of each committee of the Board and recommend appropriate changes;

•	review Director independence, conflicts of interest, qualifications and conduct and recommend to the Board removal of a Director when appropriate; and

•	annually assess the Committee’s performance.

The members of the Committee on Directors and Board Governance did not meet separately from the Board during fiscal 2008. See “Nominating Procedures” below for further information on the nominating process.

Nominating Procedures

As described above, we have a standing Committee on Directors and Board Governance. The Committee on Directors and Board Governance’s charter is posted on our website, www.manitexinternational.com in the investor relations section.

The Board has adopted membership guidelines that outline the desired composition of the Board and the criteria to be used in selecting directors. These guidelines provide that the Board should be composed of directors with a variety of experience and backgrounds, who have high-level managerial experience in a complex organization and who represent the balanced interests of shareowners as a whole rather than those of special interest groups. Other important factors in Board composition include diversity, age, international background and experience and specialized expertise. A significant majority of the Board should be directors who are not our past or present employees or a significant stockholder, customer or supplier.

In considering candidates for the Board, the Committee on Directors and Board Governance considers the entirety of each candidate’s credentials and does not have any specific, minimum qualifications that must be met by a Board nominee. The Committee is guided by the composition guidelines set forth above and by the following basic selection criteria: highest character, integrity and experience.

Corporate Governance

The Board of Directors has determined that four of our directors are independent under NASDAQ Rule 4200(a)(15). The independent directors are: Robert S. Gigliotti, Terrence P. McKenna, Marvin B. Rosenberg and Stephen J. Tober. Each of the directors serving on the Audit Committee, the Compensation Committee and the Corporate Governance Committee are independent under the standards of the NASDAQ.

Prior to his resignation on May 15, 2008, Stephen R. Light was an independent director under NASDAQ Rule 4200(a)(15).

Meetings of Non-Employee Directors

The non-employee directors of the Board typically meet in executive session without management present either prior to or immediately following each scheduled Board Meeting, and as otherwise needed. When the non-employee directors of the Board or respective committees meet in executive session without management, a temporary chair is selected from among the directors to preside at the executive session.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is currently or was formerly an officer or an employee of the Company. The Compensation Committee is comprised entirely of independent directors. None of the our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of the our Board of Directors or Compensation Committee.

Delivery of Proxy Materials to Households

Pursuant to SEC rules, services that deliver the Company’s communications to stockholders that hold their stock through a bank, broker or other holder of record may deliver to multiple stockholders sharing the same address a single copy of the Company’s annual report to stockholders and this proxy statement. Upon written or oral request, the Company will promptly deliver a separate copy of the annual report to stockholders and this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered.

Communication with the Board of Directors

Correspondence for any member of Manitex’s Board of Directors may be sent to his attention: c/o Corporate Secretary, MANITEX INTERNATIONAL, INC., 7402 W. 100th Place, Bridgeview, Illinois 60455. Any written communication will be forwarded to the Board for its consideration.

Director Attendance at Annual Meetings

Our Directors are expected to attend the Annual Meeting of Stockholders except where attendance is impractical due to illness or unavoidable scheduling conflicts. The 2008 annual meeting of stockholders was attended by all of our then-current Directors.

AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee. The four members of the Audit Committee are “independent directors” as that term is defined in NASDAQ Rule 4200(a)(15) and Rule 10A-3 as promulgated under the Securities Exchange Act of 1934.

Principal Accounting Firm Fees. The aggregate amount of fees billed for professional services by UHY and UHY Advisors, Inc. (“Advisors”) for the fiscal years ended December 31, 2007 and December 31, 2006, are as follows:

	2008	2007
Audit Fees	$302,605	$327,755
Audit-Related Fees	45,811	34,160
Total Audit and Audit-Related Fees	348,416	361,915
Tax Fees	31,353	5,655
All Other Fees	—	6,230

Total Fees	$379,769	$373,800

Audit Fees. These fees are for professional services rendered in connection with the audit of our annual financial statements for the fiscal years ended December 31, 2008 and December 31, 2007, and for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years.

Audit Related Fees. These fees are fees billed in the fiscal year for assurance and related services that are related to the performance of the audit or review of our financial statements but are not “Audit Fees.”

Tax Fees. These fees relate to federal, state and foreign tax compliance services, including preparation, compliance, advice and planning.

All Other Fees. These fees are for professional services rendered other than “Tax Fees” or in connection with our audit.

The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy which requires the Audit Committee’s pre-approval of audit and non-audit services performed by the independent auditor to assure that the provisions of such services does not impair the auditor’s independence.

All audit and non-audit services rendered by UHY for fiscal year 2007 were pre-approved in accordance with the Audit and Non-Audit Services Pre-Approval Policy. For the fiscal year 2008, 2% of the total Audit-Related Fees, Tax Fees or Other Fees disclosed above were approved in reliance on the Pre-Approval Exceptions.

Leased Employees. UHY acts as our principal independent registered public accounting firm. Through December 31, 2008, UHY had a continuing relationship with Advisors from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY’s partners provide non-audit services. UHY has only a few full time employees. Therefore, few, if any, of the audit services performed were provided by permanent full-time employees of UHY. UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

The Audit Committee report set forth below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Audit Committee Report. Management is responsible for the Company’s internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. These reviews included discussion with the independent auditors of matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board. In addition, the Audit Committee has received from the independent auditors the written disclosures required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with them their independence from the Company and its management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to the Company is compatible with the auditor’s independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness or fairness of the audited financial statements.

Sincerely,

ROBERT S. GIGLIOTTI

TERRENCE P. MCKENNA

STEPHEN J. TOBER

ITEM 2:	RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors, upon recommendation of the Audit Committee, has appointed UHY LLP as independent public accountants, to audit our consolidated financial statements for the year ending December 31, 2009, and to perform other appropriate services as directed by our management and Board of Directors.

A proposal will be presented at the meeting to ratify the appointment of UHY LLP as the Company’s independent public accountants. It is not expected that a representative of UHY LLP will be present at the Annual Meeting. Stockholder ratification of the selection of UHY LLP as our independent public accountants is not required by our bylaws or other applicable legal requirement. However, the Board of Directors is submitting the selection of UHY LLP to the Stockholders for ratification as a matter of good corporate practice. If the Stockholders fail to ratify this appointment, other independent public accountants will be considered by the Board of Directors upon recommendation of the Audit Committee. Even if the appointment is ratified, the Board of Directors at its discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its Stockholders.

Vote Required

The ratification of UHY LLP as the Company’s independent public accountants will require the affirmative vote of the holders of at least a majority of the outstanding shares of our Common Stock present or represented at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF UHY LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

ITEM 3:	APPROVAL OF THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK OF THE COMPANY AS PARTIAL PAYMENT OF THE PRINCIPAL AMOUNT OF OUR TERM NOTE DATED OCTOBER 6, 2008

Background

On October 6, 2008, we completed the acquisition of substantially all of the assets of Schaeff Lift Truck Inc. (“Schaeff”) and Crane & Machinery, Inc. (“Crane,” together with Schaeff, the “Sellers”) pursuant to an Asset Purchase Agreement (the “Purchase Agreement”) with the Sellers and their parent company, GT Distribution, LLC (“GT”). In exchange for the assets described in the Purchase Agreement, the Company assumed certain liabilities of the Sellers and issued an aggregate of 108,402 shares of the Company’s common stock to the members of GT, including the Company’s Chairman and Chief Executive Officer, David J. Langevin. At the time of the transaction, Mr. Langevin owned 38.8% of the membership interests of GT.

In connection with the consummation of the transactions contemplated by the Purchase Agreement, which included the assumption of certain debt owed by Crane to Terex Corporation (“Terex”), on October 6, 2008, the Company entered into a Restructuring Agreement (the “Restructuring Agreement”) with Terex and Crane pursuant to which the Company: (1) issued its $2.0 million promissory note in favor of Terex (the “Term Note”), (2) issued 160,976 shares of the Company’s common stock to Terex, and (3) entered into a Piggyback Registration Rights Agreement providing Terex with piggyback registration rights for shares of the Company’s common stock issued to Terex pursuant to the Restructuring Agreement and Term Note. In addition, as security for payment of the Term Note, Crane entered into a Security Agreement granting Terex a lien on and security interest in all of the assets of Crane. In consideration of the foregoing, Terex agreed to surrender and cancel a certain interest in the nature of equity valued at approximately $5.5 million and a Crane promissory note in favor of Terex with an outstanding principal balance of approximately $2.6 million.

Under the Term Note (also dated October 6, 2008), the Company is obligated to make annual principal payments to Terex of $250,000 commencing on March 1, 2009 and on each year thereafter through March 1, 2016. So long as the Company’s common stock is listed for trading on NASDAQ or another national securities exchange, the Company may opt to pay up to $150,000 of each annual principal payment in shares of the Company’s common stock having a market value of $150,000. For purposes of the foregoing provision, the market value of each share of common stock of the Company shall be the average of the closing prices on NASDAQ as reported in The Wall Street Journal (national edition) (or if not reported thereby, any other authoritative source) for the twenty (20) consecutive trading days ending on the trading day immediately prior to the date of such payment (the “Market Value”). The maturity date of the Term Note is November 10, 2016. Accrued interest under the Term Note will be payable quarterly commencing on January 1, 2009. The unpaid principal balance of the Term Note will bear interest at 6% per annum.

Upon an event of default under the Term Note, Terex may elect, among other things, to accelerate the Company’s indebtedness thereunder. The Term Note contains customary events of default, including (1) the Company’s failure to pay principal and interest when due, (2) events of bankruptcy, (3) cross-defaults under the Restructuring Agreement and other indebtedness, (4) judgment defaults and (5) a change in control of the Company.

As of the date of this proxy statement, the Company has issued an aggregate of 416,437 shares of its common stock in connection with the transactions described above, which represents an increase of approximately 4% of the Company’s outstanding common stock (based on the 10,303,780 shares of the Company’s common stock issued and outstanding on October 6, 2008).

Nasdaq Stockholder Approval Requirements

The Company’s common stock is traded on the NASDAQ Capital Market under the symbol “MNTX.” Consequently, the Company is subject to the NASDAQ Marketplace Rules (the “Marketplace Rules”). Under Marketplace Rule 4350(i)(1)(C)(i), we are required to obtain Stockholder approval prior to the issuance of securities in connection with one or more transactions that involve the acquisition of the stock or assets of another company if at the time of the transaction, any director, officer, or substantial Stockholder of our company has a 5% or greater, interest (or such persons collectively have a 10% or greater interest), directly or indirectly, in the company or assets to be acquired or in the consideration to be paid in the transaction or series of related transactions and the present potential issuance of common stock, or securities convertible into or exercisable for common stock, could result in an increase in our outstanding common shares or voting power of 5% or more. As described above, (1) our Chairman and Chief Executive Officer, had an interest in GT, the parent company of Schaeff and Crane, of greater than 5% and (2) the potential issuance of common stock pursuant to the Purchase Agreement, the Restructuring Agreement, and the Term Note could, in the aggregate, result in an increase in outstanding common shares or voting power of 5% or more.

Because the Company has issued approximately 4% of its outstanding common stock (on a pre-transaction basis) pursuant to the Purchase Agreement, the Restructuring Agreement and the Term Note, the Company’s ability to issue additional shares of its common stock in the future in lieu of making principal payments of the Term Note are severely limited. The Company is seeking Stockholder approval only with respect to the limits set forth in Marketplace Rule 4350(i)(1)(C)(i), in order to issue shares of its common stock to pay up to $150,000 of each remaining annual principal payment under the Term Note, if it so determines. The Company will not issue a number of shares of its common stock pursuant to the Purchase Agreement, Restructuring Agreement and Term Note that exceeds, in the aggregate, the limits set forth in Marketplace Rule 4350(i)(1)(D)(ii), or 2,059,725 shares, without again obtaining Stockholder approval.

Under Marketplace Rule 4350(i)(1)(D)(ii), which also applies to this transaction, shareholders approval is required for the Company to issue shares if the shares being issued equals 20% or more of the 10,303,780 common shares that were issued and outstanding at October 6, 2008. The Company does not expect the restrictions imposed by Rule 4350(i)(1)(D)(ii) to be a factor, and as such is not requesting shareholders approval that may be required under Rule 4350(i)(1)(D)(ii).

Effect of Stockholder Approval of Potential Issuance of Common Stock

If the Stockholders approve the potential issuance of common stock as described in this Item 3, then (1) the Company shall have obtained Stockholder approval in satisfaction of Marketplace Rule 4350(i)(1)(C)(i) and (2) the Company will be permitted to issue up to 1,643,288 additional shares of its common stock to Terex in partial payment of the outstanding principal under the Term Note.

Effect of Failure to Obtain Stockholder Approval of Potential Issuance of Common Stock

If the Stockholders do not approve the potential issuance of common stock as described in this Item 3, then the Company will not be permitted to, and will not enjoy the benefit of, paying portions of its principal payments under the Term Note in shares of the Company’s common stock.

No Appraisal Rights

Under Michigan law, Stockholders are not entitled to appraisal rights with respect to the issuance to Terex of common stock as partial payment of the principal amount due under our Term Note, dated October 6, 2008.

Vote Required

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, and entitled to vote thereon is required to approve this Proposal 3. Shares previously issued by the Company pursuant to the Purchase Agreement, the Restructuring Agreement or the Term Note are not entitled to vote on this Proposal 3. Abstentions and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this Proposal 3. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK OF THE COMPANY AS PARTIAL PAYMENT OF THE PRINCIPAL AMOUNT OF OUR TERM NOTE DATED OCTOBER 6, 2008.

ITEM 4:	APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF OUR 2004 EQUITY INCENTIVE PLAN AND RELATED PERFORMANCE GOALS

Performance Goals

In order to enable the Company to receive a federal income tax deduction pursuant to Section 162(m) of the Internal Revenue Code for certain compensation paid under the current Amended and Restated 2004 Equity Incentive Plan (the “Plan”), we are required to seek Stockholder approval, once every five years, of the performance goals used by the Compensation Committee of the Board of Directors (the “Committee”) in connection with the Plan.

The Committee, in its discretion, may make performance goals applicable to a participant with respect to an award. The performance goals may be based on any business criteria that the Committee deems appropriate. However, for purposes of qualifying an award as “performance-based” compensation under Section 162 of the Internal Revenue Code, one or more of the following performance goals must apply: return on equity, return on investment, return on net assets, return on revenues, operating income, pre-tax profits, net income, net income per Share, working capital as a percent of net revenues, net cash provided by operating activities, market price per share, total shareholder return, key operational measures (including new customer origination, customer penetration, customer satisfaction, employee safety, market share, plant utilization, cost containment and cost structure reduction), cash flow or cash flow per share, reserve value or reserve value per share, net asset value or net asset value per share, production volumes and product and technology developments and improvements. The performance goals must apply to the Company, on a consolidated basis, or to specified business units.

Plan Overview

In addition to the foregoing, the Company is requesting the Stockholders approve the proposed amendment and restatement of the Plan which contains four revisions. The amendment and restatement of the Plan adds shares of the Company’s common stock to the types of awards the Committee is permitted to make. The proposed amendment and restatement revises the Plan to allow the Committee to determine the vesting period of restricted stock or restricted stock unit awards, in its sole discretion, when making such awards. The Plan previously only permitted vesting periods of three years or more when restricted stock or restricted stock units were awarded for completion of a specified period of service. The proposed amended and restated Plan also increases the number of Shares covered by awards under the Plan from 350,000 to 500,000 and increases the number of restricted stock units issuable to any employee in any calendar year from 10,000 to 20,000.

The Board of Directors has approved the proposed amendment and restatement of the Plan, subject to approval of the Stockholders, and delegated to the Committee the authority to administer the Plan.

Description of the Plan

The following paragraphs provide a general summary of the amended and restated Plan and its operation. The proposed amended and restated Plan is set forth in its entirety as Appendix A to this proxy statement. The following summary is qualified in its entirety by reference to Appendix A.

Background and Purpose

The Plan permits the grant of the following types of awards: (1) shares of common stock (proposed), (2) stock options, (3) stock appreciation rights, (4) restricted stock, (5) restricted stock units, and (6) performance shares and performance units. The Plan is intended to promote the best interests of the Company and Stockholders by providing the Company’s employees and non-employee directors with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company, the Company seeks to attract and retain non-employee directors of exceptional competence.

Administration

The Plan is administered by the Committee, the members of which are “independent” under the NASDAQ listing standards currently in effect. Members of the Committee generally must qualify as “outside directors” under Section 162(m)(4)(C) of the Internal Revenue Code and must meet other requirements established by the Securities and Exchange Commission to qualify for exemption under Securities Exchange Act Rule 16b-3.

Subject to the terms of the Plan, the Committee has the power to take all actions and make all determinations necessary to administer and implement the Plan, including selecting the employees and non-employee directors who will receive awards under the Plan and determining the terms and conditions of such awards.

A total of 350,000 Shares are currently authorized for issuance under the Plan. If Shares relating to an award are forfeited, terminated or canceled, the forfeited, terminated or canceled Shares will be returned to the pool of available Shares reserved for issuance under the Plan. Under the proposed amendment and restatement of the Plan, the number of authorized Shares would increase to 500,000.

Eligibility to Receive Awards

The Committee selects the employees, officers and directors who will be granted awards under the Plan, however, non-employee directors are not eligible to receive awards of stock appreciation rights, performance shares or performance units under the Plan. The actual number of individuals who will receive an award under the Plan cannot be determined in advance because the Committee has the discretion to select the participants.

Shares

As a result of the amendment and restatement of the Plan, the Committee will be entitled to issue Shares directly to employees and non-employee directors.

Stock Options

The Committee may grant stock options under the plan that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, or stock options that are not intended to so qualify, called non-qualified stock options. The Committee shall determine the type of option, the price and the term and vesting schedule of each stock option, but no incentive stock option will vest less than one year after the date of the grant or be exercisable more than ten years after the date of grant. The exercise price of each incentive stock option must not be less than 100.0% of the fair market value of our common stock on the grant date. The exercise price of each stock option granted under the Plan is paid in the form(s) specified by the Committee, and may be made in a single payment, in installments, or on a deferred basis, as prescribed by the Committee. Stock options are not transferable except by will or the laws of descent and distribution.

Stock Appreciation Rights

Stock appreciation rights entitle employees to receive upon exercise an amount equal to the number of Shares subject to the award multiplied by the excess of the fair market value of a Share of common stock at the time of exercise over the grant price per Share. A stock appreciation right may be granted by the Committee at any time, will become exercisable as determined by the Committee and must have an exercise price of at least 100.0% of the fair market value of a Share on the grant date. Stock appreciation rights may be settled in cash, Shares, other securities, other awards, other property, or any combination of the foregoing, as determined by the Committee.

Restricted Stock and Restricted Stock Units

Restricted stock and restricted stock units entitle the recipients to acquire or receive Shares that are subject to such vesting, transferability, forfeiture, repurchase and other conditions as the Committee may determine.

Restricted shares and restricted stock units are subject to restrictions as determined by the Committee including, with respect to restricted shares, limitation on voting rights and the right to receive dividends, and other restrictions that lapse upon the achievement of goals such as completion of service or performance goals. The restricted shares or restricted stock units will be evidenced as determined by the Committee. Any stock certificates issued with respect to restricted shares will contain legends describing the restrictions on the stock. At the end of the restriction period, stock certificates without restrictive legends will be delivered or, if stock certificates with legends were previously issued with respect to restricted shares, the legends on these certificates will be removed. If an employee’s employment or a director’s service terminates for any reason during the restriction period, all shares of restricted stock or restricted stock units still subject to restriction will be forfeited, unless the Committee determines that it is in our best interest to waive the restrictions.

Performance Shares and Performance Units

Performance shares entitle our employees to acquire Shares upon the attainment of specified performance goals. Performance units entitle our employees to receive cash, shares of stock or restricted stock or restricted stock units upon the attainment of specific performance goals. The Committee may determine in its discretion the specific performance goals applicable under each performance share or unit award, the periods during which performance is to be measured and all other limitations and conditions applicable to the award. The Committee may alter performance goals, subject to shareholder approval, to qualify the performance shares for the performance-based exception contained in Section 162(m) of the Internal Revenue Code. The Committee may also grant performance shares that do not meet this performance-based exception. Following the end of the performance period, if the performance goals have been met, payment of the earned performance shares or performance units will be made. The form of payment will be designated by the Committee and can include cash, shares, restricted shares, restricted stock units, or a combination of the foregoing.

Amendment and Termination

At any time, the Board of Directors may amend the Plan, subject to Stockholder approval for certain amendments, including increasing the Shares that may be awarded under the plan and expanding the persons who may participate in the Plan. The Committee may amend any outstanding award in accordance with the Plan. The Board of Directors may suspend or terminate the plan at any time; however, termination will not affect the participants’ rights with respect to awards previously granted to them, and unexpired awards will continue in full force until they lapse by their own terms.

Summary

We believe that the terms of the proposed amended and restated Plan are reasonable and customary and that approval of the amendment and restatement of the Plan and related performance goals are essential to our continued success. Awards such as those provided under the Plan are an important incentive and help the Company to attract and retain exceptional officers, directors and employees.

Vote Required

The affirmative vote representing a majority of votes cast by holders of shares present, or represented by proxy, and entitled to vote thereon is required to approve this Item 4. Abstentions and broker non-votes will not be counted as votes cast and, accordingly, will not have an effect on this Item 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF OUR 2004 EQUITY INCENTIVE PLAN AND RELATED PERFORMANCE GOALS

ITEM 5:	OTHER MATTERS

Except for the matters referred to in the accompanying Notice of Annual Meeting, management does not intend to present any matter for action at the Annual Meeting and knows of no matter to be presented at the meeting that is a proper subject for action by the Stockholders. However, if any other matters should properly come before the meeting, it is intended that votes will be cast pursuant to the authority granted by the enclosed Proxy.

ANNUAL REPORT

The Annual Report to Stockholders covering the Company’s fiscal year ended December 31, 2008 is being mailed to Stockholders with this Proxy Statement. The Company’s annual report on Form 10-K under the Securities Exchange Act of 1934 for the year ended December 31, 2008, including the financial statements and schedules thereto, which the Company has filed with the SEC will be made available to beneficial owners of the Company’s securities without charge upon request by contacting David H. Gransee, 7402 W. 100 th Place, Bridgeview, Illinois.

STOCKHOLDER PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials for presentation at the 2010 Annual Meeting of Stockholders must submit the written proposal to the Company no later than December 22, 2009. Stockholders who intend to present a proposal at the 2010 Annual Meeting of Stockholders without inclusion of such proposal in the Company’s proxy materials are required to provide notice of such proposal to the Company no later than March 5, 2010. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

REQUEST TO RETURN PROXIES PROMPTLY

A Proxy is enclosed for your use. Please mark, date, sign and return the Proxy at your earliest convenience or vote through the telephone or Internet procedures set forth on the proxy card. The Proxy requires no postage if mailed in the United States in the postage-paid envelope provided. A prompt return of your Proxy will be appreciated.

By Order of the Board of Directors,

/s/    DAVID H. GRANSEE

Bridgeview, Illinois

April 29, 2009

Appendix A

SECOND AMENDED AND RESTATED

MANITEX INTERNATIONAL, INC.

2004 EQUITY INCENTIVE PLAN

Section 1.	Purpose

The purpose of the Second Amended and Restated Manitex International, Inc. 2004 Equity Incentive Plan (the “Plan”) is to promote the best interests of Manitex International, Inc. (together with any successor thereto, the “Company”) and its shareholders by providing Employees and non-employee directors of the Company and its Affiliates (as defined below) with an opportunity to acquire a proprietary interest in the Company. It is intended that the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those Employees who are primarily responsible for shaping and carrying out the long-range plans of the Company and securing the Company’s continued growth and financial success. In addition, by encouraging stock ownership by directors who are not employees of the Company or its Affiliates, the Company seeks to attract and retain on its Board of Directors persons of exceptional competence and to provide a further incentive to serve as a director of the Company.

Section 2.	Definitions

As used in the Plan, the following terms shall have the respective meanings set forth below:

(a)    “409A Subsidiary” shall mean any entity that is controlled by the Company within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), except that the phrase “at least 50 percent” shall be used in place of “at least 80 percent”, provided that the phrase “at least 20 percent” may be used in place of “at least 80 percent” with respect to grants of Options or Stock Appreciation Rights made to eligible individuals based on legitimate business criteria of the Company within the meaning of Code Section 409A.

(b)    “Affiliate” shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

(c)    “Award” shall mean any Share, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit granted under the Plan.

(d)    “Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

(e)    “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder. Any reference to a specific provision of the Code shall also be deemed a reference to any successor provision thereto.

(f)    “Commission” shall mean the United States Securities and Exchange Commission or any successor agency.

(g)    “Committee” shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and comprised solely of not less than two directors, each of whom will be a “non-employee director” within the meaning of Rule 16b-3 and each of whom will be an “outside director” within the meaning of Section 162(m)(4)(C) of the Code; provided that the mere fact that the Committee shall fail to qualify under the foregoing requirements shall not invalidate any Award made by the Committee that is otherwise validly made under the Plan, unless the Committee is aware at the time of the Award’s grant of the Committee’s failure to so qualify.

(h)    “Dividend Equivalent” shall mean a right, granted to a Participating Employee or a Non-Employee Director under the Plan, to receive cash equal to the cash dividends paid with respect to a specified number of Shares. Dividend Equivalents shall not be deemed to be Awards under the Plan.

(i)    “Employee” shall mean any employee of the Company or any of its Affiliates or subsidiaries, including a 409A Subsidiary.

(j)    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

(k)    “Excluded Items” shall mean any items which the Committee determines shall be excluded in fixing Performance Goals, including, without limitation, any gains or losses from discontinued operations, any extraordinary gains or losses and the effects of accounting changes.

(l)    “Fair Market Value” shall mean, with respect to a share of Stock, (i) if the Stock is readily tradable on one or more established stock exchanges or national market systems, including, without limitation, the American Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market, or the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Stock is listed on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (ii) if the Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Stock shall be the mean between the high bid and low asked prices for the Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or (iii) in the absence of an established market for the Stock of the type described in (i) and (ii), above, the Fair Market Value shall be determined by the Administrator in good faith by reasonable application of a reasonable valuation method and in accordance with Section 409A of the Code and the regulations promulgated thereunder as in effect from time to time.

(m)    “Incentive Stock Option” shall mean an option granted under Section 6(b) of the Plan that meets the requirements of Section 422 of the Code.

(n)    “Non-Employee Director” shall mean a director of the Company or any Affiliate who is not an employee of the Company or any Affiliate.

(o)    “Non-Qualified Stock Option” shall mean an option granted under Section 6(b) of the Plan that is not intended to be an Incentive Stock Option.

(p)    “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

(q)    “Participating Employee” shall mean a Employee designated by the Committee to be granted an Award under the Plan.

(r)    “Performance Goals” shall mean each of, or a combination of one or more of, the following (in all cases after excluding the impact of applicable Excluded Items):

(i)    Return on equity;

(ii)    Return on investment;

(iii)    Return on net assets;

(iv)    Return on revenues;

(v)    Operating income;

(vi)    Pre-tax profits;

(vii)    Net income;

(viii)    Net income per Share;

(ix)    Working capital as a percent of net revenues;

(x)    Net cash provided by operating activities;

(xi)    Market price per Share;

(xii)    Total shareholder return;

(xiii)    Key operational measures, which shall be deemed to include new customer origination, customer penetration, customer satisfaction, employee safety, market share, plant utilization, cost containment, and cost structure reduction.

(xiv)    Cash flow or cash flow per share;

(xv)    Reserve value or reserve value per share;

(xvi)    Net asset value or net asset value per share;

(xvii)    Production volumes; and

(xviii)    Product and technology developments and improvements.

measured in each case for the Performance Period (aa) for the Company on a consolidated basis, (bb) for any one or more Affiliates or divisions of the Company, where appropriate, and/or (cc) for any other business unit or units of the Company or any Affiliate, where appropriate, as defined by the Committee at the time of selection; provided that it shall only be appropriate to measure net earnings per Share and market price per Share on a consolidated basis.

(s)    “Performance Period” shall mean, in relation to Performance Shares or Performance Units, any period for which a Performance Goal or Goals have been established; provided, however, that such period shall not be less than one year.

(t)    “Performance Share” shall mean any right granted under Section 6(f) of the Plan that will be paid out in cash, as a Share (which, in specified circumstances, may be a Share of Restricted Stock) or as a Restricted Stock Unit, which right is contingent on the achievement of one or more Performance Goals during a specified Performance Period.

(u)    “Performance Unit” shall mean any right granted under Section 6(f) of the Plan to receive a designated dollar value amount in cash, Shares (which, in specified circumstances, may be a designated dollar value amount of Shares of Restricted Stock) or Restricted Stock Units, which right is contingent on the achievement of one or more Performance Goals during a specified Performance Period.

(v)    “Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, or government or political subdivision thereof.

(w)    “Released Securities” shall mean Shares of Restricted Stock with respect to which all applicable restrictions have expired, lapsed, or been waived.

(x)    “Restricted Securities” shall mean Awards of Restricted Stock or other Awards under which issued and outstanding Shares are held subject to certain restrictions.

(y)    “Restricted Stock” shall mean any Share granted under Section 6(d) of the Plan or, in specified circumstances, a Share paid in connection with another Award, with such Share subject to risk of forfeiture and restrictions on transfer or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Employee or Non-Employee Director or the achievement of performance or other objectives, as determined by the Committee.

(z)    “Restricted Stock Unit” shall mean any right to receive Shares in the future granted under Section 6(e) of the Plan or paid in connection with another Award, with such right subject to risk of forfeiture and restrictions on transfer or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Employee or Non-Employee Director or the achievement of performance or other objectives, as determined by the Committee.

(aa)    “Rule 16b-3” shall mean Rule 16b-3 as promulgated by the Commission under the Exchange Act, or any successor rule or regulation thereto.

(bb)    “Shares” shall mean shares of common stock of the Company, no par value, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

(cc)    “Stock Appreciation Right” shall mean any right granted under Section 6(c) of the Plan.

Section 3.	Administration

The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by a committee consisting of those members of the Board of Directors of the Company who qualify as “non-employee directors” under Rule 16b-3 and as “outside directors” under Section 162(m)(4)(C) of the Code. To the extent permitted by applicable law, the Board of Directors or the Committee may delegate to one or more executive officers of the Company any or all of the authority and responsibility of the Committee with respect to the Plan, other than with respect to Persons who are subject to Section 16 of the Exchange Act. To the extent the Board of Directors or the Committee has so delegated to one or more executive officers the authority and responsibility of the Committee, all references to the Committee herein shall include such officer or officers.

Subject to the terms of the Plan and without limitation by reason of enumeration, the Committee shall have full discretionary power and authority to: (i) designate Participating Employees and select Non-Employee Directors to be participants under the Plan; (ii) determine the type or types of Awards to be granted to each Participating Employee and Non-Employee Director under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights, or other matters are to be calculated in connection with) Awards granted to Participating Employees or Non-Employee Directors; (iv) determine the terms and conditions of any Award granted to a Participating Employee or Non-Employee Director; (v) determine whether, to what extent, and under what circumstances Awards granted to Participating Employees or Non-Employee Directors may be settled or exercised in cash, Shares, other securities, other Awards, or other property, and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other Awards, and other amounts payable with respect to an Award granted to Participating Employees or Non-Employee Directors under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; provided that cash or Shares issuable under Options and Stock Appreciation Rights shall not be subject to deferral after exercise and all other deferrals shall be made in a manner consistent with Code Section 409A; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Award Agreement); (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (ix) determine the minimum period of service for the vesting of any Restricted Stock or Restricted Stock Units; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions made under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons, including the Company, any Affiliate, any Participating Employee, any Non-Employee Director, any holder or beneficiary of any Award, any shareholder, and any employee of the Company or of any Affiliate.

Section 4.	Shares Available for Award

(a)    Shares Available. Subject to adjustment as provided in Section 4(b):

(i)    Number of Shares Available. The number of Shares with respect to which Awards may be granted under the Plan shall be 500,000 Shares. No Shares shall be granted to Participating Employees, other than non-employee directors, prior to January 1, 2006. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan, including pursuant to Incentive Stock Options.

(ii)    Limitations on Awards to Individual Participants. No Participating Employee shall be granted, during any calendar year, more than 20,000 Shares, Options for more than 15,000 Shares, Stock Appreciation Rights with respect to more than 20,000 Shares, more than 20,000 Shares of Restricted Stock, Awards with respect to more than 20,000 Restricted Stock Units, more than 10,000 Performance Shares nor more than 10,000 Performance Units (when a Performance Unit is measured in relation to the Fair Market Value of a Share) under the Plan. In all cases, determinations under this Section 4(a)(ii) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code and any regulations promulgated thereunder.

(iii)    Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

(iv)    Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

(b)    Adjustments. If (i) the Company shall at any time be involved in a merger or other transaction in which Shares are changed or exchanged; (ii) the Company shall subdivide or combine Shares or the Company shall declare a dividend payable in Shares, other securities or other property; (iii) the Company shall effect a cash dividend the amount of which, on a per Share basis, exceeds ten percent (10%) of the Fair Market Value of a Share at the time the dividend is declared, or the Company shall effect any other dividend or other distribution on the Shares in the form of cash, or a repurchase of Shares, that the Board of Directors of the Company determines by resolution is special or extraordinary in nature or that is in connection with a transaction that is a recapitalization or reorganization involving Shares; or (iv) any other event shall occur, which, in the case of this subsection (iv), in the judgment of the Committee necessitates an adjustment to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Shares subject to the individual participant limits of Section 4(a)(ii), (iii) the number and type of Shares subject to outstanding Awards, and (iv) the grant, purchase, or exercise price with respect to any Award to reflect such transaction or event; or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award in exchange for cancellation of such Award or in lieu of any or all of the foregoing adjustments; provided, however, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b) of the Code; and provided further that, with respect to Awards of Options or Stock Appreciation Rights that are exempt from Section 409A of the Code, such adjustment complies with the provisions of Treasury Regulation Section 1.409A-1(b)(5)(v)(B); and provided further that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

Section 5.	Eligibility

The Committee may designate any Employee as a Participating Employee. All Non-Employee Directors shall be eligible to receive, at the discretion of the Committee, Awards of Shares pursuant to Section 6(a), Non-Qualified Stock Options pursuant to Section 6(b), Restricted Stock pursuant to Section 6(d) and Restricted Stock Units pursuant to Section 6(e).

Section 6.	Awards

(a)    Share Awards.

(i)    Issuance. The Committee may grant Awards of Shares to Employees and Non-Employee Directors.

(ii)    Registration. Any Shares granted under the Plan to a Participating Employee or Non-Employee Director may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates.

(b)    Option Awards. The Committee may grant Options to Employees and Non-Employee Directors with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(i)    Type of Option. The Committee shall determine whether an Option granted to a Participating Employee is to be an Incentive Stock Option or Non-Qualified Stock Option; provided, however, that Incentive Stock Options may be granted only to Employees of the Company, a parent corporation (within the meaning of Code Section 424(e)) or a subsidiary corporation (within the meaning of Code Section 424(f)). All Options granted to Non-Employee Directors shall be Non-Qualified Stock Options. Non-Qualified Options granted to individuals who are not employees or Non-Employee Directors of the Company or any 409A Subsidiary shall be subject to Code Section 409A.

(ii)    Exercise Price. The exercise price per Share of an Option granted pursuant to this Section 6(a) shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option.

(iii)    Option Term. The term of each Option shall be fixed by the Committee; provided, however, that in no event shall the term of any Option exceed a period of ten years from the date of its grant.

(iv)    Exercisability and Method of Exercise. An Option shall become exercisable in such manner and within such period or periods and in such installments or otherwise as shall be determined by the Committee; provided, however, that no Option may vest and become exercisable within a period that is less than one year from the date of grant of such Option (subject to acceleration of vesting, to the extent permitted by the Committee, in the event of the Participating Employee’s or Non-Employee Director’s death, disability, retirement or involuntary termination or in the event of a change in control of the Company (as defined by the Committee)). The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities, other Awards, or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

(v)    Incentive Stock Options. The terms of any Incentive Stock Option granted to a Employee under the Plan shall comply in all respects with the provisions of Section 422 of the Code and any regulations promulgated thereunder. Notwithstanding any provision in the Plan to the contrary, no Incentive Stock Option may be granted hereunder after the tenth anniversary of the adoption of the Plan by the Board of Directors.

(c)    Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to Employees. Non-Employee Directors are not eligible to be granted Stock Appreciation Rights under the Plan. Stock Appreciation Rights granted to an Employee who is not an employee of the Company or 409A Subsidiary shall be subject to Section 409A of the Code. Subject to the terms of the Plan and any applicable Award Agreement, a Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, methods of settlement (including whether the Participating Employee will be paid in cash, Shares, other securities, other Awards, or other property, or any combination thereof), and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(d)    Restricted Stock Awards.

(i)    Issuance. The Committee may grant Awards of Restricted Stock to Employees and Non-Employee Directors.

(ii)    Restrictions. Shares of Restricted Stock granted to Participating Employees and Non-Employee Directors shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)    Registration. Any Restricted Stock granted under the Plan to a Participating Employee or Non-Employee Director may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Shares of Restricted Stock granted under the Plan to a Participating Employee or Non-Employee Director, such certificate shall be registered in the name of the Participating Employee or Non-Employee Director and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions, and restrictions applicable to such Restricted Stock.

(iv)    Payment of Restricted Stock. At the end of the applicable restriction period relating to Restricted Stock granted to a Participating Employee or Non-Employee Director, one or more stock certificates for the appropriate number of Shares, shall be delivered to the Participating Employee or Non-Employee Director, or, if the Participating Employee or Non-Employee Director received stock certificates representing the Restricted Stock at the time of grant, the legends placed on such certificates shall be removed.

(v)    Forfeiture. Except as otherwise determined by the Committee, upon termination of employment of a Participating Employee or service as a director of a Non-Employee Director (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction shall be forfeited by the Participating Employee or Non-Employee Director; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock held by a Participating Employee or Non-Employee Director.

(e)    Restricted Stock Units.

(i)    Issuance. The Committee may grant Awards of Restricted Stock Units to Employees or Non-Employee Directors.

(ii)    Restrictions. Restricted Stock Units granted to Participating Employees or Non-Employee Directors shall be subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

(iii)    Payment of Shares. At the end of the applicable restriction period relating to Restricted Stock Units granted to a Participating Employee or Non-Employee Director, one or more stock certificates for the number of Shares equal to the corresponding number of Restricted Stock Units shall be delivered to the Participating Employee or Non-Employee Director.

(iv)    Forfeiture. Except as otherwise determined by the Committee, upon termination of employment of a Participating Employee or service as a director of a Non-Employee Director (as determined under criteria established by the Committee) for any reason during the applicable restriction period, all unvested Restricted Stock Units shall be forfeited by the Participating Employee or Non-Employee Director; provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions with respect to Restricted Stock Units held by a Participating Employee or Non-Employee Director.

(f)    Performance Shares and Performance Units.

(i)    Issuance. The Committee may grant Awards of Performance Shares and/or Performance Units to Employees. Non-Employee Directors are not eligible to be granted Performance Shares or Performance Units under the Plan.

(ii)    Performance Goals and Other Terms. The Committee shall determine the Performance Period, the Performance Goal or Goals (and the performance level or levels related thereto) to be achieved during any Performance Period, the proportion of payments, if any, to be made for performance between the minimum and full performance levels for any Performance Goal and, if applicable, the relative percentage weighting given to each of the selected Performance Goals. The Committee shall also determine the restrictions applicable to Shares of Restricted Stock or Restricted Stock Units received upon payment of Performance Shares or Performance Units if Performance Shares or Performance Units are paid in such manner, and any other terms, conditions and rights relating to a grant of Performance Shares or Performance Units. The Committee shall have sole discretion to choose among the selected Performance Goals set forth in Section 2(q). Subject to shareholder approval to the extent required to qualify the Award for the performance-based exemption provided by Section 162(m) of the Code, the Committee shall have sole discretion to choose Performance Goals in addition to those set forth in Section 2(q), or alter such Performance Goals. Notwithstanding the foregoing, in the event the Committee determines it is advisable to grant Performance Shares or Performance Units which do not qualify for the performance-based exemption under Section 162(m) of the Code, the Committee may make such grants without satisfying the requirements thereof.

(iii)    No Voting Rights. Participating Employees shall have no voting rights with respect to Performance Shares or Shares underlying Performance Units held by them during the applicable Performance Period.

(iv)    Payment. As soon as is reasonably practicable following the end of the applicable Performance Period, and subject to the Committee certifying in writing as to the satisfaction of the requisite Performance Goal or Goals if such certification is required in order to qualify the Award for the performance-based exemption provided by Section 162(m) of the Code, payment of earned Performance Shares and/or Performance Units shall be made. The Committee, in its sole discretion, may pay earned Performance Shares and Performance Units in the form of cash, Shares (which may be Shares of Restricted Stock), Restricted Stock Units or a combination of cash, Shares (which may be Shares of Restricted Stock) and/or Restricted Stock Units, which have an aggregate Fair Market

Value equal to the value of the earned Performance Shares and Shares underlying earned Performance Units at the close of the applicable Performance Period. Any Shares of Restricted Stock payable in connection with Performance Shares or Performance Units shall, pending the expiration, lapse, or waiver of the applicable restrictions, be evidenced in the manner as set forth in Section 6(d)(iii) hereof.

(g)    General.

(i)    No Consideration for Awards. Awards shall be granted to Participating Employees and Non-Employee Directors for no cash consideration unless otherwise determined by the Committee.

(ii)    Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

(iii)    Awards May Be Granted Separately or Together. Awards to Participating Employees under the Plan may be granted either alone or in addition to, in tandem with, or in substitution for any: other Award or any award. granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iv)    Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award to a Participating Employee or Non-Employee Director may be made in such form or forms as the Committee shall determine, and may be made in a single payment or transfer, in installments, or on a deferred basis; provided that deferrals shall not be permitted with respect to Options and Stock Appreciation Rights; and further provided that any such deferrals shall be made in a manner that complies with Section 409A of the Code, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of interest on installment or deferred payments.

(v)    Limits on Transfer of Awards. Except as otherwise provided by the Committee, no Award (other than Shares and Released Securities), and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Participating Employee or Non-Employee Director otherwise than by will or by the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); provided, however, that a Participating Employee or Non-Employee Director at the discretion of the Committee may be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Participating Employee or Non-Employee Director, as the case may be. Each Award, and each right under any Award, shall be exercisable, during the lifetime of the Participating Employee or Non-Employee Director, only by such individual or, if permissible under applicable law, by such individual’s guardian or legal representative. Except as otherwise provided by the Committee, no Award (other than Shares and Released Securities), and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate. Notwithstanding any of the foregoing, Incentive Stock Options shall not be transferable other than by will or the laws of descent and distribution.

(vi)    Term of Awards. Except as otherwise provided in the Plan, the term of each Award shall be for such period as may be determined by the Committee.

(vii)    Share Certificates; Representation. In addition to the restrictions imposed pursuant to Section 6(d) and Section 6(f) hereof, all certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Participating Employee, Non-Employee Director or other Person who acquires Shares under the Plan by means of an Award originally made to a Participating Employee or Non-Employee Director to represent to the Company in writing that such Participating Employee, Non-Employee Director or other Person is acquiring the Shares without a view to the distribution thereof.

(h)    Dividend Equivalents. In addition to Awards granted under the Plan, the Committee may grant Dividend Equivalents to Participating Employees and Non-Employee Directors, entitling the Participating Employees and Non-Employee Directors to receive cash equal to cash dividends paid with respect to a specified number of Shares. Dividend Equivalents may only be granted in connection with an Award granted to the Participating Employee or Non-Employee Director under the Plan. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in such investment vehicles as determined by the Committee, subject to such restrictions and risks of forfeiture as the Committee may impose. Notwithstanding the foregoing, Dividend Equivalents granted in connection with an Option or Stock Appreciation Right that is intended to be exempt from Code Section 409A shall be set forth in a separate Award Agreement and shall be payable at such time or times as are permitted by Code Section 409A.

(i)    No Repricing of Options or Stock Appreciation Rights. Except adjustments made pursuant to Section 4(b) or adjustments made with prior approval of the Company’s shareholders, and only in the manner that would be permitted by Section 409A of the Code, the Committee shall not have the authority to effect (i) the repricing of any outstanding Options or Stock Appreciation Rights under the Plan or (ii) the modification of an Option or Stock Appreciation Rights or entering into a transaction or series of transactions which modification or transaction(s) would be deemed to constitute a repricing of an Option or Stock Appreciation Right pursuant to Financial Accounting Standards Board Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, March 2000, as amended or supplemented from time to time. The provisions of this Section 6(i) cannot be amended unless the amendment is approved by the Company’s shareholders. Notwithstanding the foregoing, even with shareholder approval, for purposes of Code Section 409A, the exercise price of an Option or the grant price of a Stock Appreciation Right may not be reduced other than (i) pursuant to Section 4(b) of the Plan, and in accordance with Section 1.409A-1(b)(5)(v)(B) of the Treasury Regulations, or (ii) in connection with a transaction which is considered the grant of a new award for purposes of Section 409A of the Code, provided that the new exercise price or grant price is not less than Fair Market Value of a Share on the new grant date.

Section 7.	Amendment and Termination of the Plan; Correction of Defects and Omissions; Issuance or Assumption; Amendment, Modification or Cancellation of Awards

(a)    Amendments to and Termination of the Plan. Except as otherwise provided herein, the Board of Directors of the Company or the Committee may at any time amend, alter, suspend, discontinue, or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained (i) if such amendment (A) increases the number of Shares with respect to which Awards may be granted under the Plan (other than increases related to adjustments made as provided in Section 4(b) hereof), (B) expands the class of persons eligible to participate under the Plan or (C) otherwise increases in any material respect the benefits payable under the Plan; or (ii) if otherwise required by (A) the Code or any rules promulgated thereunder (in order to allow for Incentive Stock Options to be granted under the Plan) or to qualify Awards under the Plan as performance-based compensation under Section 162(m) of the Code, or (B) the listing requirements of NASDAQ or any other principal securities exchange or market on which the Shares are then traded (in order to maintain the listing of the Shares thereon). Termination of the Plan shall not affect the rights of Participating Employees or Non-Employee Directors with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

(b)    Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, any Award or any Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

(c)    Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the assumption of awards under this Plan, or the issuance of awards in replacement of awards granted by the entity being merged, consolidated or acquired, upon such terms and conditions as it may deem appropriate.

(d)    Amendment, Modification or Cancellation of Awards. Except as provided in Section 6(i) and subject to the requirements of the Plan, the Board of Directors of the Company or the Committee may modify, amend or cancel any Award; or waive any restrictions or conditions applicable to any Award or the exercise of the Award, provided that any modification or amendment that materially diminishes the rights of the Participating Employee or Non-Employee Director, or the cancellation of the Award, shall be effective only if agreed to by the Participating Employee or Non-Employee Director or any other person(s) as may then have an interest in the Award, but the Board of Directors of the Company or the Committee need not obtain Participating Employee or Non-Employee Director (or other interested party) consent for the adjustment or cancellation of an Award pursuant to the provisions of Section 4(b) or the modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting or tax treatment of any Award for the Company. Notwithstanding the foregoing, unless determined otherwise by the Board of Directors of the Company or the Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

Section 8.	General Provisions

(a)    No Rights to Awards. No Employee, Participating Employee, Non-Employee Director or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Participating Employees, Non-Employee Directors or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each Participating Employee or Non-Employee Director.

(b)    Regulations and Other Approvals.

(i)    The obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws and the applicable laws, rules and regulations of non-U.S. jurisdictions, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

(ii)    Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law or any applicable law, rule or regulation of a non-U.S. jurisdiction, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)    In the event that the disposition of a Share acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended from time to time (the “Securities Act”) and is not otherwise exempt from such registration, such Share shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Company may require any individual receiving a Share pursuant to the Plan, as a condition precedent to receipt of such Share, to represent to the Company in writing that the Share acquired by such individual is acquired for investment only and not with a view to distribution.

(iv)    The Company may require an individual receiving a Share pursuant to the Plan, as a condition precedent to receipt of such Share, to enter into a stockholder agreement or “lock-up” agreement in such form as the Company shall determine is necessary or desirable to further the Company’s interests.

(c)    Withholding. No later than the date as of which tax withholding is first required with respect to any Award under the Plan, the Participating Employee shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Participating Employees under the Plan may be settled with Shares (other than Restricted Securities), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company and any Affiliate shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Participating Employee. The Committee may establish such procedures as it deems appropriate for the settling of withholding obligations with Shares, including, without limitation, the establishment of such procedures as may be necessary to satisfy the requirements of Rule 16b-3.

(d)    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(e)    Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Participating Employee the right to be retained in the employ of the Company or any Affiliate. Further, the Company or any Affiliate may at any time dismiss a Participating Employee from employment, free from any liability, or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. The grant of an Award to a Non-Employee Director pursuant to Section 6 of the Plan shall confer no right on such Non-Employee Director to continue as a director of the Company or any Affiliate. Except for rights accorded under the Plan and under any applicable Award Agreement, Participating Employees and Non-Employee Directors shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

(f)    No Compensation for Benefit Plans. No Award payable under this Plan shall be deemed salary or compensation for the purpose of computing benefits under any benefit plan or other arrangement of the Company or any Affiliate for the benefit of its employees or directors unless the Company or appropriate Affiliate shall determine otherwise.

(g)    Approval of Material Terms of Performance Goals. Notwithstanding anything herein to the contrary, if so determined by the Board of Directors, the Plan provisions specifying the material terms of the Plan’s performance goals (within the meaning of Code Section 162(m)) shall be submitted to the shareholders of the Company for re-approval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such Plan provisions.

(h)    Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Participating Employee, Non-Employee Director or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of a general unsecured creditor of the Company.

(i)    Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Illinois, without reference to conflict of law principles thereof, and applicable federal law.

(j)    Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.

(k)    No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(l)    Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

(m)    No Guarantee of Tax Treatment. Notwithstanding any provision of the Plan, the Company does not guarantee to any Participating Employee or Non-Employee Director or any other Person with an interest in an Award that (i) any Award intended to be exempt from Code Section 409A shall be so exempt, (ii) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

Section 9.	Effective Date of the Plan

The Plan shall be effective on the day immediately following its approval by the shareholders of the Company provided that such approval is obtained within twelve months following the date of adoption of the Plan by the Board of Directors of the Company.

MANITEX INTERNATIONAL, INC. PROXY - 2009 ANNUAL MEETING

Solicited on behalf of the Board of Directors for the Annual Meeting May 28, 2009

The undersigned, a Stockholder of MANITEX INTERNATIONAL, INC., a Michigan corporation, appoints David J. Langevin and Andrew M. Rooke, or either of them individually and each with full power of substitution as his, her or its true and lawful agent and proxy, to vote all the shares of stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of MANITEX INTERNATIONAL, INC. to be held at 7402 W. 100th Place, Bridgeview, Illinois 60455, on Thursday, May 28, 2009 at 11:00 a.m., and any adjournment(s) thereof, with respect to the following matters which are more fully explained in the Proxy Statement of the Company dated April 29, 2009, receipt of which is acknowledged by the undersigned:

MANITEX INTERNATIONAL, INC.

             , 2009

Co. #	Acct. #

PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL. Please date, sign and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE ONLY). Please call toll-free 1-800-PROXIES and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET. Please access the web page at “www.voteproxy.com” and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS →

ITEM 1:	ELECTION OF DIRECTORS

☐	FOR all nominees	☐	WITHHOLD AUTHORITY
	(Except as listed below)		(As to all nominees)

Nominees:	Robert S. Gigliotti, David J. Langevin, Terrence P. McKenna, Marvin B. Rosenberg and Stephen J. Tober

Instruction:	To withhold authority to vote for any individual nominee(s), write that nominee’s name in the space provided below.

ITEM 2:	RATIFICATION OF UHY LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS

☐ FOR	☐ AGAINST	☐ ABSTAIN

ITEM 3:	APPROVAL OF THE ISSUANCE OF CERTAIN SHARES OF COMMON STOCK OF THE COMPANY AS PARTIAL PAYMENT OF THE PRINCIPAL AMOUNT OF OUR TERM NOTE DATED OCTOBER 6, 2008

☐ FOR	☐ AGAINST	☐ ABSTAIN

ITEM 4:	APPROVAL OF THE SECOND AMENDMENT AND RESTATEMENT OF OUR 2004 EQUITY INCENTIVE PLAN AND RELATED PERFORMANCE GOALS

☐ FOR	☐ AGAINST	☐ ABSTAIN

ITEM 5:	THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETINGS

This proxy will be voted in accordance with the instructions given. If no direction is made, the shares represented by this proxy will be voted FOR the election of the directors nominated by the Board of Directors, for the ratification of UHY LLP as the Company’s Independent Public Accountants and will be voted in accordance with the discretion of the proxies upon all other matters which may come before the Annual Meeting.

DATED:             , 2009

Signature of Stockholder

Signature of Stockholder

PLEASE SIGN AS YOUR NAME APPEARS ON THE PROXY

Trustees, Guardians, Personal and other Representatives, please indicate full titles.